Unaudited Condensed Consolidated Statement of Operations - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2022	Mar. 31, 2021
OPERATING EXPENSES:
Research and development	$ 19,948	$ 23,863
General and administrative	8,223	10,078
Total operating expenses	28,171	33,941
LOSS FROM OPERATIONS:	(28,171)	(33,941)
OTHER INCOME (EXPENSE), NET:
Other income (expense), net	990	(1,733)
Interest income, net	84	140
Benefit from R&D tax credit	386	598
Total other income (expense), net	1,460	(995)
Loss before income taxes	(26,711)	(34,936)
Income tax expense	(22)	(9)
Net loss	$ (26,733)	$ (34,945)
Net loss per share attributable to ordinary shareholders—basic and diluted	$ (0.63)	$ (0.98)
Weighted average ordinary shares outstanding—basic and diluted	42,644,340	35,655,443